AMENDMENT #1
                            TO THE
                    BALDOR ELECTRIC COMPANY
                   1994 INCENTIVE STOCK PLAN


Baldor Electric Company (the "Company") adopted the 1994 Incentive Stock Option Plan (the "1994 Plan") to aid in maintaining and developing strong management capable of assuring the future success of the Company.

WHEREAS, the Section 2(e) of the 1994 Plan currently reads in its entirety as follows:

  2. (e) "Eligible Employee" means a salaried employee of the Company or a Subsidiary, including a director of the Company or a Subsidiary who is a salaried employee of the Company or a Subsidiary.

WHEREAS, the Company now desires to make benefits of the 1994 Plan available to any employee of the Company or a Subsidiary.

NOW THEREFORE, the 1994 Plan is hereby amended to re-define the meaning of the term "Eligible Employee" and Section 2(e) of the 1994 Plan is hereby amended in its entirety as follows:

  2. (e) "Eligible Employee" means any employee of the Company or a Subsidiary, including a director of the Company or a Subsidiary who is an employee of the Company or a Subsidiary;